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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  JANUARY 25, 1996




                            R.P. SCHERER CORPORATION
             (Exact name of Registrant as specified in its charter)




          DELAWARE                                   13-3523163
  (State of Incorporation)             (I.R.S. Employer Identification Number)



        2075 WEST BIG BEAVER ROAD, TROY, MICHIGAN                  48084
      (Address of principal executive offices)                  (Zip code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (810) 649-0900



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ITEM 5.   OTHER EVENTS

In a press release dated January 25, 1996 (filed herewith as Exhibit 99), the Company announced its financial results for the three and nine month periods ended December 31, 1995. The Company also announced its plans to restructure and consolidate certain of its softgel operations to improve efficiencies and productivity. As discussed further in the press release, the Company expects to record special charges relating to this restructuring in its fourth fiscal quarter ending March 31, 1996. These charges are currently estimated at $30 million before tax effects, and will include severance and other employee termination benefits and fixed asset write-downs in connection with facility closures.

(b) EXHIBITS TO THIS FORM 8-K

     EXHIBIT NUMBER                                          DESCRIPTION
     --------------                                          -----------

         99 Press Release of R.P. Scherer Corporation, dated January 25, 1995, reporting third quarter financial results and announcing restructuring plans.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              R.P. SCHERER CORPORATION
                              ------------------------
                                     (Registrant)


Date:   January 25, 1996      By:  /s/ Thomas J. Stuart
                                  ----------------------------
                                  Thomas J. Stuart, Vice President & Controller